                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         QUEENS COUNTY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    [QUEENS COUNTY BANCORP, INC. LETTERHEAD]


                                             March 19, 1997


Fellow Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Queens County Bancorp, Inc., the holding company for Queens County Savings Bank, Flushing, New York, which will be held on April 16, 1997, at 10:00 a.m., Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

         The attached notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. Directors and officers of Queens County Bancorp, Inc., as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

         The Board of Directors of Queens County Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED AS A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.


                                             Sincerely,




                                             /s/ Joseph R. Ficalora

                                             Joseph R. Ficalora
                                             Chairman, President, and
                                             Chief Executive Officer

                           QUEENS COUNTY BANCORP, INC.
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 1997
                       ----------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Queens County Bancorp, Inc. will be held on April 16, 1997, at 10:00 a.m., Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:


        1. The election of three directors to three-year terms of office each;

        2. The ratification of the Queens County Bancorp, Inc. 1997 Stock Option Plan;

        3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

        4. Such other matters as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting.


         The Board of Directors has established March 7, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event that there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Queens County Bancorp, Inc., 38-25 Main Street, Flushing, New York 11354, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.


                                  By Order of the Board of Directors,



                                  /s/ Michael J. Lincks



                                  Michael J. Lincks

                                  Executive Vice President and
                                  Corporate Secretary


Flushing, New York
March 19, 1997

                          QUEENS COUNTY BANCORP, INC.

                            -----------------------


                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 1997

                            -----------------------


SOLICITATION AND VOTING OF PROXIES


         This proxy statement is being furnished to shareholders of Queens County Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on April 16, 1997, and at any adjournments thereof. The 1996 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this proxy statement, which is first being mailed to shareholders on or about March 19, 1997.

         Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE SPECIFIC PROPOSALS PRESENTED THEREIN.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the meeting.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, ChaseMellon Shareholder Services, L.L.C., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers, and other employees of the Company and its subsidiary, Queens County Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 7, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 7,535,714 shares.

         As provided in the Company's Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by, persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the matter being proposed for shareholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. An affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute shareholder ratification of this proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and will have the effect of a vote against the matter for which the

"ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote and will have no effect on the vote on the matter presented.

         As to the approval of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to ChaseMellon Shareholder Services, L.L.C., and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                  AMOUNT AND
                                                   NATURE OF         PERCENT
                     NAME AND ADDRESS              BENEFICIAL            OF
TITLE OF CLASS      OF BENEFICIAL OWNER           OWNERSHIP (1)       CLASS
--------------      -------------------           -------------      -------
Common Stock        Queens County Savings         1,372,538(2)        18.21%
                    Bank Employee Stock
                    Ownership Plan ("ESOP")
                      38-25 Main Street
                      Flushing, New York 11354

Common Stock        Emigrant Savings Bank           419,666(3)         5.57
                      5 East 42nd Street
                      New York, New York  10017

(1)      Shares adjusted for the 4-for-3 stock split effective August 22, 1996.

(2) Shares of Common Stock were acquired by the ESOP in the conversion of the Bank from mutual to stock form (the "Conversion"), and after the Conversion, through purchases in the open market. Harold E. Johnson, Donald M. Blake, and Luke D. Lynch administer the ESOP as a committee (the "ESOP Committee"). An independent corporate trustee has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). At March 7, 1997, 388,151 shares were allocated under the ESOP and 984,387 were unallocated.

(3) Information is based on a Schedule 13D filed November 13, 1995 in which Emigrant Savings Bank and two of its affiliates disclosed that it owned 419,666 shares (adjusted for the 4-for-3 stock split effective August 22, 1996) as of that date.

                     PROPOSALS TO BE VOTED ON AT THE MEETING


                        PROPOSAL 1. ELECTION OF DIRECTORS


         All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person or the Company.

         Pursuant to its Bylaws, the number of directors of the Company is set at eleven (11), unless otherwise designated by the Board of Directors. The eleven members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at this year's Annual Meeting are Donald M. Blake, Joseph G. Chisholm, and Joseph R. Ficalora.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
             ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS, AND EXECUTIVE OFFICERS

         The following table sets forth, as of the Record Date, the names of the nominees and the continuing directors and executive officers, their ages, and a brief description of their recent business experience, including present occupations and employment, directorships held by each, the year in which each became a director, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.


                                                                                 SHARES OF
       NAME AND PRINCIPAL                                   EXPIRATION          COMMON STOCK
     OCCUPATION AT PRESENT                   DIRECTOR       OF TERM AS          BENEFICIALLY        PERCENT OF
    AND FOR PAST FIVE YEARS        AGE       SINCE (1)       DIRECTOR             OWNED (2)            CLASS
    -----------------------        ---       ---------      ----------          ------------        -----------
NOMINEES


Donald M. Blake                    72        1968           2000                 61,042 (3)(4)(5)         .81%
     President and Chief
     Executive Officer of
     Joseph J. Blake &
     Assoc., Inc., a
     national real estate
     appraisal company.


Joseph G. Chisholm                 66        1988           2000                 18,127 (3)(4)            .24
     President, Joseph G.
     Chisholm & Co.;
     previously Senior Vice
     President of a NYSE
     brokerage firm.

Joseph R. Ficalora                 50        1989           2000                206,720 (6)(7)(8)        2.70
     Chairman of the Board,
     President, and Chief
     Executive Officer of the
     Company; President and
     Chief Executive Officer
     of the Bank since
     January 1, 1994;
     President and Chief
     Operating Officer of the
     Bank from 1989 to December
     31, 1993.

CONTINUING DIRECTORS

Harold E. Johnson                  78        1965           1998                 64,281 (3)(4)            .85
     Retired Executive Vice
     President, Chief Financial
     Officer, and Director of
     Continental Corporation,
     an insurance holding
     company; Director of
     Independence Holding
     Company, a diversified
     holding corporation in
     Connecticut.

Luke D. Lynch                      75        1978           1998                 69,951 (3)(4)            .92
     Senior partner at the
     law firm of D'Amato and
     Lynch; Director of
     Baltica-Scandinavia
     Reinsurance Company of
     America, Inc.; Director
     of Pawadin Reinsurance
     Corp. and Merrion
     Insurance Company.

Henry E. Froebel                   73        1984           1998                 30,228 (3)(4)            .40
     Retired Vice Chairman
     of Rollins Hudig Hall of
     New York, an insurance
     brokerage firm.


                                                                                 SHARES OF
       NAME AND PRINCIPAL                                   EXPIRATION          COMMON STOCK
     OCCUPATION AT PRESENT                   DIRECTOR       OF TERM AS          BENEFICIALLY        PERCENT OF
    AND FOR PAST FIVE YEARS        AGE       SINCE (1)       DIRECTOR             OWNED (2)            CLASS
    -----------------------        ---       ---------      ----------          ------------        -----------
Howard C. Miller                   73        1985           1998                 31,920 (3)(4)            .42
     Retired Senior Vice
     President-Mortgages of
     the Bank.

Daniel C. Maher                    71        1978           1999                155,702 (5)(6)           2.05
     Chairman of the Board of                                                           (7)(8)
     the Bank; Retired as
     Chief Executive Officer
     of the Bank on
     December 31, 1993.

Max L. Kupferberg                  77        1983           1999                253,526 (3)(4)(5)        3.35
     Treasurer and General
     Manager of Kepco, Inc.,
     a manufacturer of
     electrical equipment.

Dominick Ciampa                    63        1995           1999                 25,543 (3)(4)(5)         .34
     Principal, Ciampa
     Organization, a local
     real estate development
     firm.

Richard H. O'Neill                 65        1995           1999                  8,009 (3)(4)            .11
     Financial consultant;
     Retired Executive Vice
     President, Finance, New
     York Shipping Assoc., Inc.

NAMED EXECUTIVE OFFICERS

Michael J. Lincks                  39        --             --                   89,093 (6)(7)(8)        1.18
     Executive Vice President
     and Corporate Secretary of
     the Company; Executive Vice
     President of the Bank since
     1992; former Senior Vice
     President-Real Estate
     Lending and First Vice
     President-Comptrollers
     Department at another
     financial institution;
     Executive Vice President
     of each of the Bank's
     subsidiaries.

Russ DiBenedetto                   54        --             --                   86,724 (6)(7)(8         1.14
     Senior Vice President of
     the Company; Senior Vice
     President and Auditor of
     the Bank since 1991;
     prior to 1991, Auditor
     of the Bank; Auditor of
     each of the Bank's
     subsidiaries.


                                                                                 SHARES OF
       NAME AND PRINCIPAL                                   EXPIRATION          COMMON STOCK
     OCCUPATION AT PRESENT                   DIRECTOR       OF TERM AS          BENEFICIALLY        PERCENT OF
    AND FOR PAST FIVE YEARS        AGE       SINCE (1)       DIRECTOR             OWNED (2)            CLASS
    -----------------------        ---       ---------      ----------          ------------        -----------
James J. O'Donovan                 54        --             --                    85,083 (6)(7)(8)       1.12
     Senior Vice President
     of the Company; Senior
     Vice President and
     Mortgage Officer of the
     Bank since 1987;
     President of each of
     the Bank's subsidiaries.

Robert Wann                        42        --             --                    84,333 (6)(7)(8)       1.11
     Senior Vice President,
     Comptroller, and Chief
     Financial Officer of
     the Company; Senior Vice
     President and Comptroller
     of the Bank since 1992;
     formerly Vice President
     and Comptroller of the
     Bank; Treasurer of each
     of the Bank's subsidiaries.

All directors and executive                                                     1,270,282 (9)           16.74%
  officers as a group (15
  persons)

--------
(1) Includes years of service as a trustee of the Company's predecessor, the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Shares adjusted for the 3-for-2 stock split effective September 30, 1994, and the 4-for-3 stock split effective August 22, 1996, (the "Stock Splits").

(3) Includes 728 shares pursuant to awards granted to each Messrs. Ciampa and O'Neill, respectively, under the Queens County Savings Bank Recognition and Retention Plan for Outside Directors (Directors' RRP") which have not yet vested. Although awards granted to Messrs. Ciampa and O'Neill under the plan vest at a rate of 33-1/3% per year commencing October 17, 1996 and November 21, 1996, respectively, each participant presently has voting power as to the shares awarded. All shares awarded to Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, and Chisholm under the Directors' RRP were vested at November 23, 1996.

(4)      Includes 41,078; 41,078; 41,078; 32,338; 13,346; 25,346; 13,346; 6,118;
         and 6,117 shares underlying options granted to Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, Chisholm, Ciampa, and O'Neill, respectively, under the Queens County Bancorp, Inc. 1993 Stock Option Plan for Outside Directors ("Directors' Option Plan") all of which are currently exercisable.

(5) Includes 4,427; 20,773; 42,344; and 4,000 shares owned by spouses of Messrs. Blake, Maher, Kupferberg, and Ciampa, respectively, for which the directors disclaim beneficial ownership. Also includes 1,000 shares wherein Mr. Ciampa is co-trustee along with his spouse, of trusts for his children.

(6)      Includes, 26,221; 17,480; 8,741; 8,741; 8,741; and 8,741 shares pursuant to awards granted to Messrs. Maher, Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively, under the Queens County Savings Bank Recognition and Retention Plan for Officers and Employees ("Officers' and Employees' RRP") which have not yet vested. Although awards granted under the Officers' and Employees' RRP vest at a rate of 20% per year commencing January 1, 1995, each participant presently has voting power as to the shares awarded. At March 7,1997, three-fifths of the awards granted to the executive officers under the Officers' and Employees' RRP had vested.

(7)      Includes 65,550; 109,250; 43,700; 43,700; 43,700; and 43,700 shares underlying options granted to Messrs. Maher, Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively, under the Queens County Bancorp, Inc. 1993 Incentive Stock Option Plan ("Incentive Option Plan"), all of which are currently exercisable.

(8)      Includes 1,809; 7,481; 8,835; 7,411; 7,930; and 7,614 shares allocated under the ESOP to the accounts of Messrs. Maher, Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann respectively. Includes 16,355; 9,101; 13,660; 5,464; and 5,026 shares purchased by the Incentive Savings Plan of Queens County Savings Bank trustee for the accounts of Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively. Also includes 1,596; 20,253; 6,518; 3,213; 4,635; and 3,653 shares allocated under the Queens County Savings Bank Supplemental Benefits Plan to the accounts of Messrs. Maher, Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively.

(9) Includes 1,456 shares pursuant to awards granted to directors in the aggregate under the Directors' RRP which are unvested. Includes 78,665 shares pursuant to awards granted to executive officers in the aggregate under the Officers' and Employees' RRP which are unvested. Includes 219,846 shares underlying options granted to directors under the Directors' Option Plan and 349,600 shares underlying options granted to executive officers under the Incentive Option Plan, all of which are currently exercisable. Also includes 41,080; 49,606; and 39,868 shares accumulated for the benefit of executive officers in the aggregate under the ESOP, Incentive Savings Plan, and Supplemental Benefits Plan, respectively.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through its meetings and through activities of its committees. The Board of Directors of the Company meets periodically. During 1996, the Board of Directors of the Company held nine (9) regular meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such director served during fiscal year 1996. The Board of Directors of the Company also maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Kupferberg (Chairman), Lynch, and Froebel, all of whom are outside directors. This committee meets with the Internal Auditor to review the summary of internal audits of the Bank's quarterly results. The Audit Committee met two (2) times in 1996.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1997 Annual Meeting consisted of Messrs. Johnson (Chairman), Blake, Maher, Lynch, Kupferberg, Froebel, and Ficalora. The committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to Be Conducted at an Annual Meeting." The members of the Nominating Committee met at the Board meeting held on January 21, 1997.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Johnson (Chairman), Blake, and Lynch. This committee meets to establish compensation for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee met one (1) time in 1996.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Directors of the Company do not receive any fees or retainers for serving on the Company's Board of Directors. Outside directors and directors emeritus of the Bank receive an annual retainer of $15,000 and a fee of $500 per Board meeting attended. Outside directors also receive an annual retainer for Committee service ranging from $1,000 to $8,000, depending upon the committee, and receive fees ranging from $250 to $500 for each committee meeting attended.

         DIRECTORS' DEFERRED FEE PLAN. The Bank maintains the Queens County Savings Bank 1993 Directors' Deferred Fee Stock Unit Plan (the "Directors' Deferred Fee Plan"). This plan provides an opportunity for the members of the Board of Directors of the Bank active in such capacity on the effective date of the Plan, to defer receipt of fees otherwise currently payable to them in exchange for the receipt at the time they cease to serve as Directors with a benefit based on the value of the common stock of the Company, and to provide the Bank with the use of the funds for business activities. The deferral of fees under the Plan applies to all fees received by directors: regular meeting fees, special meeting fees, and committee fees.

         OUTSIDE DIRECTORS' CONSULTATION AND RETIREMENT PLAN. The Bank maintains the Outside Directors' Consultation and Retirement Plan (the "Consultation Plan") to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Bank's business in the future. Under the Consultation Plan, a director who currently is not an officer or employee of the Bank and has served as a director for at least ten years (with credit given for prior service as a trustee of the Bank), has attained the age of 65, and agrees to provide continuing service to the Bank, will be eligible, upon retirement, to receive an annual benefit equal to the average of the director's annual retainer and meeting fees over the 36-month period preceding the director's termination date, for a period equal to the lesser of the number of months such director agrees to provide consulting services after retirement, or ten years. The Consultation Plan is unfunded.

         LIFE INSURANCE BENEFIT FOR OUTSIDE DIRECTORS. The Company provides life insurance for outside directors of the Bank and the Company. The premiums paid by the Company for this insurance coverage for each outside director during 1996 amounted to $4,059 and are tax deductible by the Company, assuming certain requirements are met.

         DIRECTORS' OPTION PLAN. Under the Queens County Bancorp, Inc. 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"), outside directors were granted non-statutory stock options to purchase a number of shares of Common Stock, depending upon length of Board service. Under the Directors' Option Plan, Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, and Chisholm were granted options to purchase 41,078, 41,078, 41,078, 32,338, 25,346, 25,346, and 25,346 shares, as adjusted for the Stock Splits, respectively, at an exercise price of $12.50; Messrs. Ciampa and O'Neill were granted options to purchase 6,118 and 6,117 shares, as adjusted for the Stock Splits, at exercise prices of $30.98 and $29.81, respectively. All of these options are currently exercisable. Each option granted under the Directors' Option Plan expires upon the earlier of ten (10) years following the date of grant or one (1) year following the date the outside director ceases to be a director.

         BANK RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. Under the Directors' RRP, each outside director at the time of Conversion was awarded, effective November 23, 1993, 8,520 shares of Common Stock, as adjusted for the Stock Splits. Additionally, each person who was first elected as a director subsequent to November 23, 1993, was awarded 1,092 shares of Common Stock, as adjusted for the Stock Splits which constituted all of the remaining shares available in the plan. Awards to directors vest in three equal annual installments commencing on the first anniversary of the effective date of the award. Awards will be 100% vested upon termination of employment or service as a director due to death, disability, or retirement of the director or following a change in the control of the Bank or the Company. In the event that before reaching normal retirement a director terminates service with the Bank or the Company, the director's nonvested awards will be forfeited. When shares become vested and are actually distributed in accordance with the Directors' RRP, the recipients will also receive amounts equal to any accrued dividends with respect thereto. Prior to vesting, recipients of awards may direct the voting of the shares allocated to them.

EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers of the Company. The disclosure requirements for the chief executive officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee of the Company ("Compensation Committee") consists only of disinterested outside directors. The members of the Compensation Committee also serve on the Salary and Personnel Committee of the Bank. In fulfillment of the SEC requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. Grants of stock options and restricted stock awards to senior management and key employees, under certain of the Bank's and the Company's stock-based compensation plans, are also determined by the Compensation Committee.

         This report is submitted by the Compensation Committee and the Board of Directors of the Company summarizing their involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the CEO, Joseph R. Ficalora, during 1996.

         General Policy. The executive compensation practices of the Company and the Bank are designed to reward and provide an incentive for executives based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures including, but not limited to, financial performance and labor market conditions. Furthermore, qualitative factors such as commitment, leadership, teamwork, and community involvement are included in compensation deliberations. The Compensation Committee engaged the Performance and Compensation Management Group of KPMG Peat

Marwick LLP to assist in the implementation of its Executive Compensation Plan. In its deliberations during 1996, the Committee used the resources of an employee benefits adviser and publicly available information. The Compensation Committee has complete access to all necessary personnel records, financial reports, and other data.

         Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, annual bonus, and long-term incentive compensation.

         Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's responsibilities and experience and the Compensation Committee's view of competitive marketplace conditions.

         Bonuses have been used to provide cash distributions to executives, depending upon a variety of factors relating to Bank performance and individual performance. Although the Compensation Committee decisions are discretionary and no specific goals are set, the general factors which are used to determine bonuses are the individual's contribution to the Bank's success since the executive's last evaluation and the demonstrated capacity to adapt to meet future needs of the Bank. No particular weightings of the factors are used to calculate bonuses. The Bank, however, has implemented a goal-based annual incentive plan for its most senior executives, which is based on a full year's performance. In preparation of the plan, data was collected on a dozen public banks operating in the New York metropolitan area. The compensation paid to the Executive officers and the financial performance of each bank comprising the peer group were utilized in crafting the Banks' plan. This peer group is not necessarily comprised of the same institutions which make up the peer group used in the stock performance graph. The financial performance measures of the Bank were within the top 10 percentile of its peers in return on average assets, net interest rate spread and margin, total non-performing loans, net charge-offs to average loans, and efficiency ratio.

         The third component of the executive compensation strategy of the Company and the Bank is its long-term incentive compensation program, under which executives receive stock options which offer them the possibility of future gains, depending on the executive's continued employment by the Company or the Bank and the long-term price appreciation of the Company's Common Stock. As part of the long-term program, the Bank also maintains the Officers' and Employees' RRP which provides for grants of stock which vest over a five-year period. In the view of the Compensation Committee, a portion of the total compensation of senior executives over a period of years should consist of such long-term incentive awards. The awards under these plans were granted in connection with the Conversion, which occurred in November of 1993. Awards under these plans consisted of both stock options and restricted stock. All stock options were granted with exercise prices equal to the fair market value on the date of grant. The specific factors considered in determining eligibility and the number of shares to be granted in 1993, which were weighted equally, were the executive's position and responsibilities, contributions to the strategic goals of the Bank, and the capacity to adjust to new and more demanding challenges.

         Committee Review of Executive Compensation. The Compensation Committee, in making its recommendations and determinations at year-end 1996 regarding executive compensation, was influenced by numerous positive considerations. The principal factor underlying the Compensation Committee's decisions was the significant role of management and, in particular, key members of the senior management team, in the Bank's outstanding financial performance. Additionally, other accomplishments included management's ability to adapt to the demands of public life and convey to the public markets the Banks' message in a timely and effective manner. Still, other accomplishments, not measurable in quantitative form but of equal importance to the Company and the Bank, included improvements in strategic direction, strengthened internal controls, and regulatory compliance.

         In light of the positive results achieved throughout 1996, the Compensation Committee determined that increases in executive compensation were justifiable, both to reward management for accomplishments to date and to encourage future performance. Accordingly, the Board approved salary increases and bonuses which it believes reflected appropriate rewards for the individuals' contributions to the Bank's success in 1996.

         Compensation of Chief Executive Officer.

         In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such items are: return on average assets, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiation and implementation of successful business strategies, maintenance of an effective management team, and various personal qualities, including leadership, commitment, and professional and community standing.

         After reviewing the 1996 corporate results in the context of comparison to corporate and individual peers, as well as his individual contributions, the Compensation Committee concluded that the CEO, Joseph R. Ficalora, performed with skill and diligence during 1996. The year was marked by solid financial performance and Mr. Ficalora deserves a large measure of the credit for this accomplishment. He assumed personal responsibility for an array of ambitious operating strategies which were adopted and successfully pursued. Finally, the Compensation Committee believes that Mr. Ficalora has been personally responsible for the ongoing success of the Bank and has set the stage for the continued success of the Bank and the Company.

         For these reasons, the Board concurred in 1996 in the increase of Mr. Ficalora's 1997 salary from $400,000 to $500,000. For performance in 1996, the Compensation Committee approved and recommended a payment of $140,000 as a cash bonus to Mr. Ficalora, which was also approved by the Board in 1996 and paid during the first month of 1997 upon completion of the 1996 financials.

         Conclusion. The Committee believes that the compensation amounts and awards recently established for the Bank and the Company's senior executives reflect appropriate levels, given the significant achievements of the Bank and the Company and the individual contributions of management in 1996. The Compensation Committee will continue to emphasize longer term strategic performance objectives as the Bank and the Company's success continues.


                       COMPENSATION COMMITTEE OF THE BANK

                          Harold E. Johnson (Chairman)
                                 Donald M. Blake
                                  Luke D. Lynch

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of total shareholder return on the Common Stock since November 23, 1993, with the cumulative total return of both a broad-market index and peer group index. The broad-market index chosen was the Nasdaq Stock Market and the peer group index chosen was the Media General Industry Group, which is comprised of savings institutions. The data was provided by Media General Financial Services. The Company's Common Stock began trading on November 23, 1993.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                           QUEENS COUNTY BANCORP, INC.

                      NOVEMBER 23, 1993 - FEBRUARY 28, 1997


                                    [GRAPH]

                                    Summary


                             1993     1993     1994     1995     1996     1997
                             ----     ----     ----     ----     ----     ----
Queens County Bancorp, Inc.   100    106.25   124.60   187.64   306.73   369.27
MG Group Index                100    103.18    98.83   156.53   204.29   238.48
Nasdaq Market Index           100    103.36   108.52   140.76   174.92   177.53

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ending December 31, 1996, 1995, and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the four highest paid executive officers of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal year 1996 ("Named Executive Officers"). The Company does not pay any cash compensation.

                                           ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                                   -------------------------------------      -----------------------------------------
                                                                                        AWARDS               PAYMENTS
                                                                              ---------------------------  ------------
                                                                                               SECURITIES
                                                            OTHER ANNUAL       RESTRICTED     UNDERLYING                  ALL OTHER
    NAME AND                       SALARY       BONUS       COMPENSATION      STOCK AWARDS     OPTIONS/       LTIP      COMPENSATION
PRINCIPAL OFFICER        YEAR      ($)(1)        ($)           ($)(2)              ($)        SARs (#)     PAYMENTS (3)   ($)(4)
-----------------        ----      ------       -----       ------------      ------------    -----------  ------------ ------------

Joseph R. Ficalora       1996      $400,000     $140,000         --             --             --          None         $649,511
  Chairman of the        1995       300,000       90,000         --             --             --          None          237,771
  Board, President,      1994       250,000       75,000         --             --             --          None           75,950
  and Chief Executive
  Officer

Michael J. Lincks        1996       225,000       61,875         --             --             --          None          345,838
  Executive Vice         1995       175,000       39,375         --             --             --          None          130,161
  President and          1994       150,000       33,750         --             --             --          None           45,766
  Corporate Secretary

James J. O'Donovan       1996       175,000       48,125         --             --             --          None          295,099
  Senior Vice            1995       130,000       29,250         --             --             --          None          107,017
  President              1994       110,000       24,750         --             --             --          None           33,682

Robert Wann              1996       155,000       31,000         --             --             --          None          266,674
  Senior Vice            1995       115,000       17,250         --             --             --          None           95,702
  President,             1994       100,000       15,000         --             --             --          None           30,184
  Comptroller, and
  Chief Financial
  Officer

Russ DiBenedetto         1996       135,000       27,000         --             --             --          None          249,666
  Senior Vice            1995       105,000       15,750         --             --             --          None           91,864
  President              1994        93,000       14,000         --             --             --          None           28,673


------------------

(1)      Salary includes deferred compensation.

(2) There were no (a) perquisites over the lesser of $50,000 or 10% of any of the Named Executive Officer's total salary and bonus for the year;
         (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) For the years 1996, 1995, and 1994, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.

(4) Includes allocations under the ESOP for 1996 of 2,909 shares each for Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, which each had market values at December 31, 1996 of $137,814. Includes allocations of 10,801; 4,391; 3,320; 2,720; and
         2,361 shares, which had market values of $511,697; $208,024; $157,285;
         $128,860; and $111,852, respectively, at December 31, 1996 for Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, under the Queens County Savings Bank Supplemental Benefits Plan ("SBP").

         EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann (the "Executives"). The employment agreements are intended to ensure that the Bank and Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

         The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") are substantially similar. The Employment Agreements provide for initial three-year terms. Each contract provides for daily extensions such that the term of the contract will always be three years unless written notice is provided by either party, but, in no event, may the term of the agreement extend beyond the last day of the month in which the Executive attains the age of 65. The Employment Agreements provide for a base salary which will be reviewed annually. The current base salaries of Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann are $500,000, $275,000, $165,000, $225,000, and $200,000, respectively. In addition to base salary, the employment agreements provide for, among other things, disability pay, participation in stock benefit plans, and other benefits applicable to executive personnel. The Employment Agreements do not preclude termination of the Executive by the Bank or the Company for cause at any time. In the event that the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause or disability, or in the event of the executive's resignation from the Bank and the Company upon (i) failure to re-elect the executive to his current offices or, if applicable, re-nominate the executive for election to the Board, (ii) a material change in the executive's functions, duties, responsibilities, benefits or perquisites, or relocation of his principal place of employment, (iii) liquidation or dissolution of the Bank or the Company, or (iv) a material breach of the Agreement by the Bank or the Company, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement, and other cash compensation and benefits during the remaining term of the agreement.

         If the Executive is terminated for reasons other than cause following a change in control of the Bank or the Company, or if the Executive terminates his employment upon a change in control following his demotion, loss of title, office, or significant authority, a reduction in his compensation or a relocation of his principal place of employment, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the agreement or (ii) three times his average annual compensation over the three years preceding his termination of employment. In addition, the Executive would be entitled to continued life, health, dental, and disability coverage for the thirty-six month period following his termination upon a change in control. In the event that payments made to the Executive upon a change in control would result in an "excess parachute payment" as defined under Section 280G of the Code, an excise tax would be imposed on the Executive and the Company would be denied a deduction for such excess. The Agreements have been amended to provide that the Company would indemnify the Executive for any such excise taxes, and any additional income, employment, and excise taxes imposed as a result of such indemnification. A "change in control" is generally defined to mean, during the term of the agreement, an event that would be reported in response to Item 1(a) of the Current Report on

Form 8-K, or the acquisition of Company or Bank stock that would require the Federal Reserve Bank's approval under the Bank Holding Company Act, or Federal Deposit Insurance Corporation approval under the Change in Bank Control Act, or the acquisition by a person or group of persons of 20% or more of the Bank's or the Company's Common Stock, or a tender offer, exchange offer, merger, or other form of business combination, sale of assets, or contested election of directors which results in a change of a majority of the Board of Directors. Payments to the executive under the Bank's Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

         In the event of a change in control, based upon the past fiscal year's salary and bonus, Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann would receive approximately $1,620,000; $860,625; $486,000; $669,375; and
$558,000, respectively, in severance payments in addition to other cash and non-cash benefits provided for under the agreements. Any outstanding options or awards under the RRPs would vest in the event of a change in control.

         INCENTIVE STOCK OPTION PLAN. The Company maintains the Incentive Stock Option Plan for the benefit of officers and employees of the Bank. The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the executive officers as of December 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. The information set forth herein reflects the Stock Splits.


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                        NUMBER OF SECURITIES UNDERLYING         VALUE OF SECURITIES UNDERLYING
                                  UNEXERCISED                   UNEXERCISED IN-THE-MONEY
                         OPTIONS AT DECEMBER 31, 1996           OPTIONS AT DECEMBER 31,1996
                        -------------------------------         ------------------------------
                           EXERCISABLE/UNEXERCISABLE              EXERCISABLE/UNEXERCISABLE
NAME                                 (#)                                    ($)(1)
----                    -------------------------------         ------------------------------
Joseph R. Ficalora            109,250 / -0-                              $3,810,094 / -0-
Michael J. Lincks              43,700 / -0-                              $1,524,038 / -0-
Russ DiBenedetto               43,700 / -0-                              $1,524,038 / -0-
James J. O'Donovan             43,700 / -0-                              $1,524,038 / -0-
Robert Wann                    43,700 / -0-                              $1,524,038 / -0-

(1) Market value of underlying securities on December 31, 1996 ($47.375) minus the exercise or base price, $12.50 per share.

         RETIREMENT PLAN. The Bank maintains the Queens County Savings Bank Retirement Plan ("Retirement Plan"), a non-contributory qualified defined benefit plan, and the SBP, an unfunded non-qualified pension plan. The following table indicates the annual retirement benefit that would be payable under the plans upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. The benefits listed in the retirement benefit table are not subject to any Social Security or other offset amounts.


                          YEARS OF BENEFIT SERVICE AT
                             NORMAL RETIREMENT AGE
               ----------------------------------------------------------------
FINAL
AVERAGE
SALARY(1)           10        15        20        25        30        40
--------            --        --        --        --        --        --
$100,000       $ 20,000  $ 30,000    $ 40,000  $ 50,000  $ 60,000   $ 70,000
 150,000         30,000    45,000      60,000    75,000    90,000    105,000
 200,000         40,000    60,000      80,000   100,000   120,000    140,000
 250,000         50,000    75,000     100,000   125,000   150,000    175,000
 300,000         60,000    90,000     120,000   150,000   180,000    210,000
 400,000         80,000   120,000     160,000   200,000   240,000    280,000
 500,000        100,000   150,000     200,000   250,000   300,000    350,000


------------

(1) The covered salary under the Retirement Plan and the SBP is the amount shown in the column entitled "Salary" in the summary compensation table and does not include amounts shown in the column entitled "Bonus" in such table.

The following table sets forth the years of credited service (i.e., benefit service) as of December 31, 1996 for each executive officer.



                                   CREDITED SERVICE YEARS
                                   ----------------------
Joseph R. Ficalora..........                 31
Michael J. Lincks...........                  4
Russ DiBenedetto............                  9
James J. O'Donovan..........                 10
Robert Wann.................                 14

         SUPPLEMENTAL BENEFITS PLAN. For the year ended December 31, 1996, supplemental retirement benefits of $103,569 were accrued for all eligible employees. The SBP provides employees who are subject to the limitations imposed by the Internal Revenue Code with supplemental benefits to replace, in part, benefits which, but for the limitations, would otherwise be due or available to them.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank does not make loans to either its executive officers or directors. Loans made to officers and employees are made in the ordinary course of business and are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank provides loans to its officers and employees to purchase or refinance personal residences as well as consumer loans. The Bank provides loans for non-executive officers and employees at the Bank at reduced loan service charges.

          PROPOSAL 2. RATIFICATION OF THE QUEENS COUNTY BANCORP, INC.
                             1997 STOCK OPTION PLAN

On February 18, 1997, the Board of Directors unanimously adopted the Queens County Bancorp, Inc. 1997 Stock Option Plan (the "Plan"), pursuant to which up to 350,000 shares of Common Stock of the Company (subject to increase as described below) may be issued to assist the Company in recruiting and retaining directors and key management employees. The Plan, attached hereto as Exhibit A, will permit the award of Incentive Stock Options, Non-Qualified Stock Options, and Reload Options to eligible employees and outside directors upon such terms as the Compensation Committee of the Board of Directors (the "Committee") may determine, consistent with the terms of the Plan. A complete copy of the Plan is attached to this Proxy Statement as Exhibit A. The following summary of the material features of the Plan is necessarily incomplete and selective and is qualified in all respects by more detailed information appearing under the same and other headings in the full text of the Plan. The Board recommends that shareholders approve the plan.

ADMINISTRATION

The Committee administers the Plan. The Committee has the sole discretion, subject to certain limitations, to interpret the Plan; to select Plan Participants; to determine the type, size, terms, and conditions of awards under the Plan; to authorize the grant of such awards; to prescribe the form of agreements; and to adopt, amend, and rescind rules relating to the Plan. All determinations of the Committee are conclusive. The Company bears all expenses of administering the Plan.

ELIGIBILITY

Any employee and any member of the Board of Directors of the Company or its subsidiaries who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible for selection by the Committee to participate in the Plan.

SHARES AVAILABLE

Subject to the provisions of the Plan regarding annual and other adjustments described below, no more than 350,000 shares of the Company's Common Stock may be issued pursuant to the Plan. The maximum number of shares of Common Stock available for grants of Reload Options under the Plan shall be 200,000, which amount, beginning on January 1, 1999 and ending on December 31, 2006, shall be increased in each fiscal year of the Company by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding as of the first day of each such fiscal year. Each such maximum number of shares of Common Stock is subject to adjustment (after taking into account the preceding annual increase in the maximum number of shares of Common Stock available for grants of Reload Options) as provided for under the Plan. Shares of Common Stock subject to grants under the Plan may be either authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock that have been reacquired by the Company. In addition to the annual adjustment of available shares, the Plan provides for proportional adjustments in the event of various changes in the capitalization of the Company. Any shares of Common Stock subject to an Incentive Stock Option or Non-statutory Stock Option which are not issued prior to the expiration of such awards, will again be available for award under the Plan. If any Reload Option terminates without being exercised, the shares of Common Stock subject to such terminated Reload Option shall be available for distribution in connection with subsequent grants of Reload Options under the Plan.

INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS ("OPTIONS")

The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Non-statutory Stock Options ("NSOs") which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Committee; however, in no event will the price of the ISOs be less than 100 percent of the fair market value of the Common Stock on the date the Option is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date the ISO is granted; (3) Options will not be transferable other than by will or the laws of intestate succession; provided, however, that with respect to NSOs, the Committee or the Board may, in their sole discretion permit transferability if such transfer is, in the determination of the Committee or the Board, for valid estate planning purposes and such transfer is permitted under the Code and Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended; (4) the purchase price of Common Stock upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or, at the discretion of the Committee, by surrender to the Company of previously acquired shares of Common Stock which will be valued at the fair market value of such shares on the date preceding the date the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; and (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year shall not exceed $100,000.

Contingent upon the requisite stockholder ratification of the Plan, on February 18, 1997, the Committee granted Options to executive officers for 127,000 shares (with a reload feature) and Options to outside directors for 80,000 shares (with a reload feature). Options for 143,000 shares are reserved and available under the Plan for future grants to outside directors and officers. All Options granted to officers are intended to be qualified as ISOs to the extent permitted under Section 422 of the Code.

The proposed grants to officers and outside directors were made pursuant to the Annual Stock Appreciation Program (the "ASAP") which is designed to promote an increase in the equity interest of such persons through systematic option exercises and the retention of shares. Options generally may be exercised under the ASAP, starting on January 21, 1998, and on each succeeding date immediately following the January Board meeting (the "Automatic Exercise Date") thereafter until the Plan expires. The ASAP requires each participant to make an investment in the Company by contributing to the ASAP currently owned shares. Option exercises occur automatically when the Fair Market Value on the Automatic Exercise Date exceeds by 5% or more the exercise price of the lowest priced Option held by an optionee under the ASAP.

Each proposed Option grant has a reload feature which, each time a stock-for-stock exercise occurs, entitles participants to receive automatically a new Option grant at the then Fair Market Value of the Company's Common Stock on the date of grant. The number of Reload Options granted is equal to the number of shares contributed by a Participant to effect a stock-for-stock swap. The Committee may provide that all Option grants become exercisable immediately upon a Change of Control of the Company or the Bank.

RELOAD OPTIONS

The Committee has the authority to specify at the time of Grant that an optionee shall be granted the right to a further Option (a "Reload Option") in the event such optionee exercises all or part of an Option, including a Reload Option (an "Original Option"), by surrendering in accordance with the Plan already owned shares of Common Stock in full payment of the Option Price under such Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option, and shall be subject to such other terms and conditions as the Plan may dictate or the Committee may determine.

AMENDMENT OR TERMINATION

The Board may generally amend or terminate the Plan at any time. However, no amendment to the Plan may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the Plan, or (iii) materially changes the class of employees eligible to become participants. No amendment will, without a participant's consent, adversely affect any rights of such participant under any Grant outstanding at the time such amendment is made except such an amendment made to cause the Plan to qualify for the exemption under Rule 16b-3 of the Exchange Act.

DURATION OF PLAN

No Grant may be issued under the Plan after December 31, 2006, provided, however, a Grant of a Reload Option may be issued after December 31, 2006 upon the Exercise of an Original Option. Grants issued on or before December 31, 2006 and grants of Reload Options issued after December 31, 2006, upon the exercise of an Original Option as provided in the Plan, will remain valid in accordance with their terms.

TAX STATUS

Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Company of the grant and exercise of Incentive Stock Options or Non-statutory Stock Options pursuant to the provisions of the Plan, are summarized below.

                            INCENTIVE STOCK OPTIONS

No income results to a participant upon the grant or exercise of an Incentive Stock Option, provided (1) there is no disqualifying disposition of option stock within two years after grant of the Option or one year after the transfer of such option stock to the participant; and (2) the participant is an employee of the Company or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months prior to the date of exercise (twelve months in the case of a participant who is totally and permanently disabled). In the event of a disposition of option stock following the expiration of two years after the grant of the Option or one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as long-term capital gain or loss. In the event of a disqualifying disposition of option stock prior to the expiration of the two-year or one-year holding periods, the Participant will recognize ordinary income equal to the excess of the fair market value of the option stock at the time of exercise (or the amount realized upon such disposition, if less) over the option price. If the amount realized upon the disqualifying disposition exceeds the fair market value of the option stock at the time of exercise, the excess will be taxable as short-term capital gain. If the amount realized upon the disqualifying disposition is less than the option price, the participant will not recognize ordinary income but will recognize a short-term capital loss equal to the excess of the option price over the amount realized. Gain realized upon the exercise of an Incentive Stock Option may also result in an alternative minimum tax liability to the participant.

No deduction is generally allowable to the Company upon the grant or exercise of an Incentive Stock Option. However, in the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the option stock, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

                          NON-STATUTORY STOCK OPTIONS

No income is recognized by the Participant upon the grant of a Non-statutory Stock Option. The participant recognizes ordinary income upon exercise of a Non-statutory Stock Option equal to the excess of the Fair Market Value of the Option stock on the date of exercise over the Option price. In the event that a Non-statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e, within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under

Section 83(b) of the Code. The amount of ordinary income realized by an optionee under the exercise of a Non-statutory Stock Option will be a deductible expense of the Company for tax purposes.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE QUEENS COUNTY BANCORP, INC. 1997 INCENTIVE STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
           OF THE QUEENS COUNTY BANCORP, INC. 1997 STOCK OPTION PLAN.


NEW PLAN BENEFITS

The following table provides certain information with respect to all options under the 1997 Stock Option Plan, specifying the amounts granted to the Named Executive Officers individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees including all current officers who are not executive officers, as a group.

                                                STOCK OPTION PLAN
                                        -----------------------------------
NAME AND POSITION                       DOLLAR VALUE (1)    NUMBER OF UNITS
-----------------                       ----------------    ---------------
Joseph R. Ficalora                           $     --            47,000
    Chairman of the Board,
    President, and Chief
    Executive Officer

Michael J. Lincks                                  --            20,000
    Executive Vice President
    and Corporate Secretary

Russ DiBenedetto                                   --            20,000
    Senior Vice President

James J. O'Donovan                                 --            20,000
    Senior Vice President

Robert Wann                                        --            20,000
    Senior Vice President,
    Comptroller, and Chief
    Financial Officer

All current Executive Officers                     --           127,000
as a group (5 persons)

All current directors (who are not                 --            80,000
Executive Officers) as a group (10 persons)

All employees (who are not Executive Officers)     --            --
as a group (approximately 300 persons)

(1) Assuming a market value of the underlying securities of $56.75 (the closing price as of February 28, 1997) minus the exercise or base price of $52.75 (the fair market value on February 18, 1997 the date of grant), the participants would have a benefit of the following dollar values. Mr. Ficalora would have a benefit of $188,000 and Messrs. Lincks, DiBenedetto, O'Donovan and Wann each would have a benefit of $80,000. All current Executive Officers as a group and directors as a group would have a benefit of $508,000 and $320,000, respectively.

                   PROPOSAL 3. RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS


         The Company's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997, subject to ratification of such appointment by the Company's shareholders.


         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.


         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP
                   AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION


SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders to be held in 1998, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 18, 1997. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.


NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder, and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.


         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO QUEENS COUNTY BANCORP, INC., MRS. ILENE A. ANGAROLA, VICE PRESIDENT, INVESTOR RELATIONS, 38-25 MAIN STREET, FLUSHING, NEW YORK 11354.

                                        By Order of the Board of Directors,


                                        /s/ Michael J. Lincks

Flushing, New York                      Michael J. Lincks
March 19, 1997                          Executive Vice President and
                                        Corporate Secretary


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
               WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU
                ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                          QUEENS COUNTY BANCORP, INC.
                            1997 STOCK OPTION PLAN
                       (AS EFFECTIVE FEBRUARY 18, 1997)


                                   ARTICLE I

                                  DEFINITIONS

      1.01 "Affiliate" means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

      1.02 "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

      1.03  "Board" means the Board of Directors of the Company.

      1.04 "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. 225.41(b) with respect to the Holding Company, as in effect on the date hereof; or (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. 225.11, as in effect on the date hereof; or (iv), without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

      1.05 "Change of Control Date" means the date on which an event described in Section 1.04 occurs.

      1.06 "Code" means the Internal Revenue Code of 1986, and any amendments thereto.

      1.07  "Committee" means the Compensation Committee of the Board.

      1.08  "Common Stock" means the Common Stock of the Company.

      1.09  "Company" means Queens County Bancorp, Inc.

      1.10 "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the New York Stock Exchange ("NYSE") for all market makers on such date. If such average closing bid price cannot be reasonably determined, the "Fair Market Value" shall be determined by using the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). If the Common Stock is not traded on the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

      1.11  "Grant" means the grant of an Option.

      1.12 "Incentive Stock Option" means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

      1.13 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

      1.14 "Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

      1.15 "Option Price" means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

      1.16 "Participant" means an employee or a member of the Board of the Company or of a Subsidiary, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant.

      1.17 "Plan" means the Queens County Bancorp, Inc., 1997 Stock Option Plan.

      1.18 "Reload" means a further Option as described in Section 4.03, herein.

      1.19 "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

      1.20 "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.04 hereof.

      1.21 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                  ARTICLE II

                                   PURPOSES

      The Plan is intended to assist the Company in recruiting and retaining key employees and members of the Board of Directors with ability and initiative by enabling those persons who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                  ARTICLE III

                                ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee shall have authority to issue Grants upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants may include conditions (in addition to those contained in this Plan) under which the Options may exercise all or any part of an Option. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

      The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                  ARTICLE IV

                                  ELIGIBILITY

      4.01 General. Any employee and any member of the Board of Directors of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Grants.

      4.02 Grants. The Committee will designate individuals to whom Grants are to be issued and will specify the number of shares of Common Stock subject to each such Grant. All Grants issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Options that are Incentive Stock Options (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. A Participant may not receive Grants under this Plan with respect to more than 75,000 shares of Common Stock during any calendar year.

      4.03 Reload Options. The Committee shall have the authority to specify at the time of Grant that an optionee shall be granted the right to a further Option (a "Reload Option") in the event such optionee exercises all or a part of an Option, including a Reload Option (an "Original Option"), by surrendering in accordance with Section 8.02 hereof already owned shares of Common Stock in full or partial payment of the Option Price under such Original Option. Each Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, and any shares of Common Stock used to satisfy any taxes incident to the exercise of the Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

      4.04 Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

                                   ARTICLE V

                             STOCK SUBJECT TO PLAN

      The maximum number of shares of Common Stock available for Grants (other than Grants of Reload Options) under the Plan shall be 350,000. The maximum number of shares of Common Stock available for Grants of Reload Options under the Plan shall be 200,000, which amount, beginning on January 1, 1999 and ending on December 31, 2006, shall be increased in each fiscal year of the Company by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding as of the first day of each such fiscal year. Each such maximum number of shares of Common Stock is subject to adjustment (after taking into account the preceding annual increase in the maximum number of shares of Common Stock available for Grants of Reload Options) as provided in Article IX. Shares of Common Stock subject to Grants under the Plan may be authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The grant of a Reload Option under the Plan, by restoring an option opportunity on the number of shares of Common Stock surrendered to exercise an Original Option, will encourage a Participant to maximize his ownership interest in the Company without reducing the percentage interests of shareholders.

      If any Option (other than a Reload Option) terminates without being exercised, shares of Common Stock subject to such Option shall be available for distribution in connection with other Grants (other than Grants of Reload Options) under the Plan. If any Reload Option terminates without being exercised, the shares of Common Stock subject to such terminated Reload Option shall be available for distribution in connection with other Grants of Reload Options under the Plan.

                                  ARTICLE VI

                                 OPTION PRICE

      The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

                                  ARTICLE VII

                              EXERCISE OF OPTIONS

      7.01 Maximum Option Period. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Holding Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant.

      7.02 No Option shall be transferred, assigned, hypothecated, or disposed of in any manner by any Participant other than by will or the laws of intestate succession; provided, however, that with respect to a Non-Qualified Stock Option, the Committee or the Board may, in their sole discretion, permit transferability if such transfer is, in the determination of the Committee or the Board, for valid estate planning purposes and such transfer is permitted under the Code and Rule 16b-3. For the purposes of this section a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 7.02, "Immediate Family" includes, but is not necessarily limited to, a Participant's spouse, children, and grandchildren.

      7.03 Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.


                                 ARTICLE VIII

                              METHOD OF EXERCISE

      8.01 Exercise. Subject to the provisions of Articles VII and X, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

      8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by surrendering already owned shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

      8.03 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing in this Plan or in any Option granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.


      8.04 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

                                  ARTICLE IX

                    ADJUSTMENT UPON CHANGE IN COMMON STOCK

      Should the Company effect one or more (a) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (b) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (c) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant shall always be a whole number. Any determination made under this Article IX by the Committee shall be final and conclusive.

      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant.

                                   ARTICLE X

                           TERMINATION OF EMPLOYMENT

      10.01 Incentive Stock Options. Upon the termination of a Participant's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

      In the event of death or Disability of any employee, all Incentive Stock Options held by such the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service due to Retirement, or a Change in control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment, provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's Retirement. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      10.02 Non-statutory Stock Options. Unless otherwise determined by the Committee at the time a Stock Option is granted, upon the termination of a Participant's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of a Non-statutory Stock Option, in the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination. Unless otherwise determined by the Committee at the time a Non-statutory Stock Option is granted, in the event of the death, Disability or Retirement of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death, Retirement or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.

                                  ARTICLE XI

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XII

                              GENERAL PROVISIONS

      12.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

      12.02 Unfunded Plan. The Plan, insofar as it provides for a Grant, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant under this Plan.

      12.03 Change of Control. Notwithstanding any other provision in this Plan to the contrary, unless the Committee provides otherwise in an Agreement, a Grant may be exercised immediately in full upon a Change of Control.

      12.04 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

      12.05 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of persons eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3. The Committee may amend the terms of any Grant theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Committee to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Grant, to qualify for the exemption provided by Rule 16b-3.


      12.06 Duration of Plan. No Grant may be issued under this Plan after December 31, 2006; provided, however, a Grant of a Reload Option may be issued after December 31, 2006, upon the exercise of an Original Option as provided in
Section 4.03 hereof. Grants issued on or before December 31, 2006, and Grants of Reload Options issued after December 31, 2006 upon the exercise of an Original Option as provided in Section 4.03 hereof, shall remain valid in accordance with their terms.

      12.07 Shareholder Approval. This Plan was initially approved by the Board of Directors of the Company, effective as of February 18, 1997, and will be submitted for approval by the shareholders of the Company entitled to vote at the 1997 Annual Meeting of Shareholders.

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                   March 19, 1997

Dear Executive Officer,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 873,126 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 503,424 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.

         3. A Recognition and Retention Plan and Trust ("RRP") was established. The RRP purchased 437,000 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is Chase Manhattan Bank.

         4. A Supplemental Benefit Plan was established. Shares are purchased to replace benefits not received due to limitations imposed by the Internal Revenue Code of 1986. The unrelated corporate trustee is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1996 Annual Report, a Proxy Statement dated March 19, 1997, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than March 28, 1997 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                  Sincerely yours,


                                                  The Board of Directors

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                   March 19, 1997

Dear Employee,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 873,126 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 503,424 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.

         3. A Recognition and Retention Plan and Trust ("RRP") was established. The RRP purchased 437,000 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1996 Annual Report, a Proxy Statement dated March 19, 1997, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than March 28, 1997 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                  Sincerely yours,


                                                  The Board of Directors

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                   March 19, 1997

Dear Retiree,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 873,126 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 503,424 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.


As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1996 Annual Report, a Proxy Statement dated March 19, 1997, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than March 28, 1997 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                  Sincerely yours,


                                                  The Board of Directors

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                   March 19, 1997

Dear Former Employee with vested Queens County Bancorp, Inc. stock in an Employee Benefit Plan,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 873,126 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 503,424 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.


As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1996 Annual Report, a Proxy Statement dated March 19, 1997, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it by no later than March 28, 1997 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                  Sincerely yours,


                                                  The Board of Directors

                            VOTE AUTHORIZATION FORM


         I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse side of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 16, 1997.

         Accordingly, you are to vote all shares attributable to me as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary):

                  Donald M. Blake, Joseph G. Chisholm, and Joseph R. Ficalora

                           FOR               VOTE WITHHELD

                           ---------         ---------


         INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:


                  -----------------------------------------------



         2. The ratification of the Queens County Bancorp, Inc. 1997 Stock Option Plan.

                           FOR               AGAINST           ABSTAIN

                           ---------         ---------         ---------




         3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1997.

                           FOR               AGAINST           ABSTAIN

                           ---------         ---------         ---------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustees are hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.



---------------------------------       ---------------------------------
Print your name on this line            Your signature



---------------------------------
Date


Please date, sign, and return this form in the envelope provided by no later than Friday, March 28, 1997 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354.

REVOCABLE PROXY
                             QUEENS COUNTY BANCORP, INC.
                           ANNUAL MEETING OF SHAREHOLDERS
                                   APRIL 16, 1997
                             10:00 A.M. EASTERN TIME

        The undersigned hereby appoints the official proxy committee of the Board of Directors of Queens County Bancorp, Inc. (the "Company"), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 16, 1997, at 10:00 a.m., Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York, and at any and all adjournments thereof, as set forth on the reverse side.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 19, 1997, and a 1996 Annual Report to Shareholders.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                                                        Please mark
                                                        your votes
                                                        as this        /X/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                                                         VOTE
                                                                FOR    WITHHELD
1.      The election as directors of all nominees
        listed (except as marked to the contrary).              / /      / /

        INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

        Nominees: Donald M. Blake, Joseph G. Chisholm, and Joseph R. Ficalora

        ----------------------------------------------


                                                        FOR   AGAINST   ABSTAIN
2.      The ratification of the Queens County Bancorp,
        Inc. 1997 Stock Option Plan.                    / /     / /       / /

                                                        FOR   AGAINST   ABSTAIN
3.      The ratification of the appointment of KPMG
        Peat Marwick LLP as independent auditors of
        Queens County Bancorp, Inc. for the fiscal
        year ending December 31, 1997.                  / /    / /       / /

                                                                YES        NO
        Please indicate here if you plan to attend
        the Annual Meeting.                                     / /        / /

Signature(s)                                                    Date
             --------------------------------------------------      ----------
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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